Siebert To Acquire Stake in

Leading Diversity Broker, Tigress Financial Partners

- Siebert to Purchase 24% of Tigress Financial Partners

- Tigress Financial Partners to Receive 24% of Siebert’s Subsidiary WPS Prime Services and Shares of Siebert Common Stock

- Incredible Partnership to Build Upon Siebert’s Legacy While Supporting Strategic Partners in Building Diversity Initiatives

- Tigress Financial Partners’ Cynthia DiBartolo to Join Siebert’s Management Team at Close of Transaction

New York, August 23, 2021 – Siebert Financial Corp. (NASDAQ: SIEB) (“Siebert”), a provider of financial services, today announced that it has signed a non-binding letter of intent with Tigress Holdings, LLC whereby Siebert will purchase 24% of the outstanding membership interests in Tigress Financial Partners (“Tigress”). Tigress is the nation's only disabled and woman-owned financial services firm providing institutional and high net worth investors with expertise in investment banking, capital markets, research, corporate advisory and global trade execution services, asset management and global wealth management.

In exchange, Tigress will receive 24% of the outstanding membership interests in Siebert’s subsidiary WPS Prime Services, LLC (“WPS Prime Services”) and shares of Siebert common stock. Cynthia DiBartolo, Esq., the founder and CEO of Tigress, will join Siebert’s management team at the close of the transaction. The transaction has been approved by the Boards of both companies and is expected to close by the third quarter of 2021, subject to additional due diligence and customary closing conditions. Financial terms were not disclosed.

Incredible Partnership to Build Upon Siebert’s Legacy

“We identified a perfect alignment between Siebert and Tigress in July 2021 when Tigress became the nation's first disabled and woman-owned floor broker and member of the NYSE in the Big Board's 229-year history,” said Gloria E. Gebbia, controlling shareholder and board member of Siebert, the parent of WPS Prime Services. “Muriel Siebert & Co., Inc. was founded in 1967 by the first woman member of the NYSE, Muriel Siebert, and has been in business longer than any other discount brokerage firm. The investment in Tigress represents our collaboration with the ideal partner to continue to build on Muriel Siebert’s legacy and our company’s core values as it expands our platform and distribution capabilities while enhancing our current relationships with vendors and partners. We are excited to welcome Cynthia DiBartolo to the Siebert family and look forward to partnering on initiatives to bring true equality to women and disabled populations on Wall Street.”

Cynthia DiBartolo commented, “Diversity and inclusion is a key component of our mission, and we are thrilled to partner with Siebert on this transaction. This partnership aligns two key broker-dealers on Wall Street that have a shared culture and mission of advancing diversity, equality and measurable impact within the financial services industry. Prime brokerage remains a key growth opportunity for Tigress due to the increased demand for critical diversity accountability. WPS Prime Services has complementary capabilities and relationships to our existing offerings that we look to expand over time.”

Supporting Strategic Partners in Building Diversity Initiatives

In this growing ESG environment, the investment in Tigress reinforces Siebert’s commitment to diversity and inclusion while continuing to align with the goals of its strategic partners. The alternative investment industry now places a higher bar on diversity, inclusion and equality of opportunity as a result of the growing demand for critical diversity accountability, which is no longer limited to transparency of diversity of ownership, leadership and workforce of money managers, but extends to the use and engagement of diverse professional suppliers. WPS Prime Services holds prime clearing relationships with Goldman Sachs and Pershing which have both been very public in their proactive efforts to advance diversity, equity, inclusion and impact across the financial services industry.

Similarly, Tigress takes great pride in being a strategic diversity partner to corporate issuers, bookrunners, hedge funds and private equity firms. Earlier this year, StoneX Group Inc., a Fortune 100 company, recognized the strength of the Tigress brand and selected Tigress as a strategic diversity partner and made an investment in the firm. This investment and partnership provide Tigress additional access to state-of-the-art infrastructure, global financial products, and the most expansive global distribution platform in the diversity broker-dealer sector.

Background on Cynthia DiBartolo

Cynthia has over 35 years of experience in finance, sales, legal, and risk management. Under Cynthia’s leadership, Tigress has evolved into a premier registered full-service broker-dealer providing services in capital markets underwriting, investment banking, equity research, global debt and equity securities sales and trading, and investor services including global wealth management and asset management. As part of her mission, Cynthia has undertaken the responsibility of expanding opportunity for women and the disabled in the world of banking and finance, becoming a recognized voice with respect to advancing equality of opportunity in the financial services sector. She has been appointed to and serves on a number of boards in relation to her personal and professional career including but not limited to: Chairperson of the Rainbow PUSH Coalition Steering Committee for Financial Services; Founder & Chairperson of the Diversity Broker-Dealer & Asset Management Coalition; Chairperson of the Greater New York Chamber of Commerce; Vice President of the Women's Syndicate Association; Board of Consultors for Villanova University, Charles Widger School of Law

and is a strategic advisor to Wanda Durant and the Durant Center committed to empowering women and the underserved in black and brown communities through financial literacy. She received a Bachelor of Arts in Political Science and Theatre from Wagner College and earned a Juris Doctorate from Villanova University, School of Law.

Notice to Investors

This communication is provided for informational purposes only and is neither an offer to sell nor a solicitation of an offer to buy any securities in the United States or elsewhere.

About Siebert Financial Corp.

Siebert Financial Corp. is a holding company that conducts its retail brokerage business through its wholly-owned subsidiary, Muriel Siebert & Co., Inc., which became a member of the New York Stock Exchange ("NYSE") in 1967 when Ms. Siebert became the first woman to own a seat on the NYSE and the first to head one of its member firms. Siebert conducts its investment advisory business through its wholly-owned subsidiary, Siebert

AdvisorNXT, Inc., a registered investment advisor, and its insurance business through its wholly-owned subsidiary, Park Wilshire Companies, Inc., a licensed insurance agency. Siebert conducts operations through its wholly-owned subsidiary, Siebert Technologies, LLC., a developer of robo-advisory technology. Siebert also offers prime brokerage services through its fifth wholly-owned subsidiary, WPS Prime Services, LLC, a broker-dealer registered with the SEC. Siebert is headquartered in New York City with offices throughout the continental U.S. More information is available at www.siebert.com.

About Tigress Financial Partners

Tigress Financial Partners is the nation’s only disabled and woman-owned financial services firm providing institutional and high net worth investors with expertise in investment banking, capital markets, research, corporate advisory and global trade execution services, asset management and global wealth management. Tigress Financial Partners LLC is a national certified Woman-Owned Business Enterprise, Member FINRA, SEC and MSRB. For further information about Tigress Financial Partners, please visit: www.tigressfp.com.

Forward-Looking Statements

The statements contained in this press release, that are not historical facts, including statements about our beliefs and expectations, are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements preceded by, followed by or that include the words “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “intend” and similar words or expressions. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances are forward-looking statements.

These forward-looking statements, which reflect our management’s beliefs, objectives, and expectations as of the date hereof, are based on the best judgement of our management. All forward-looking statements speak only as of the date on which they are made. Such forward-looking statements are subject to certain risks, uncertainties and assumptions relating to factors that could cause actual results to differ materially from those anticipated in such statements, including, without limitation, the following: economic, social and political conditions, global economic downturns resulting from extraordinary events such as the COVID-19 pandemic and other securities industry risks; interest rate risks; liquidity risks; credit risk with clients and counterparties; risk of liability for errors in clearing functions; systemic risk; systems failures, delays and capacity constraints; network security risks; competition; reliance on external service providers; new laws and regulations affecting our business; net capital requirements; extensive regulation, regulatory uncertainties and legal matters; failure to maintain relationships with employees, customers, business partners or governmental entities; the inability to achieve synergies or to implement integration plans and other consequences associated with risks and uncertainties detailed in our filings with the SEC, including our most recent filings on Forms 10-K and 10-Q.

We caution that the foregoing list of factors is not exclusive, and new factors may emerge, or changes to the foregoing factors may occur, that could impact our business. We undertake no obligation to publicly update or revise these statements, whether as a result of new information, future events or otherwise, except to the extent required by the federal securities laws.

Investor Relations

Alex Kovtun and Matt Glover
Gateway Group, Inc.

949-574-3860
sieb@gatewayir.com